UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2025

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana	001-35750	20-3489991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8701 E. 116th Street	46038
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

First Internet Bancorp (the “Company”) held its annual meeting of shareholders on May 19, 2025. Shareholders voted on the following proposals, each as described further in the Company’s proxy statement for the 2025 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 27, 2025 (the “2025 Proxy Statement”).

Proposal 1 – Election of Directors

The shareholders elected each of the eight nominees to serve as a director for a one-year term ending at the next annual meeting of shareholders, based on the votes listed below.

Nominee	For	Withheld	Broker Non-Votes
Aasif M. Bade	6,636,893	172,091	741,362
David B. Becker	6,527,673	281,311	741,362
Justin P. Christian	6,664,679	144,305	741,362
Ann Colussi Dee	6,680,366	128,618	741,362
Joseph A. Fenech	6,668,589	140,395	741,362
John K. Keach, Jr.	6,439,054	369,930	741,362
Michele “Mel” Raines	6,684,295	124,689	741,362
Jean L. Wojtowicz	6,497,154	311,830	741,362

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay Vote”)

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy Statement, based on the votes listed below.

For	Against	Abstained	Broker Non-Votes
5,263,293	1,522,192	23,499	741,362

Proposal 3 – Advisory Vote to Determine Frequency of Say-on-Pay Vote (“Say-on-Frequency Vote”)

After considering the following voting results for this proposal, the Board of Directors has determined that the Company will include a shareholder vote on executive compensation in its proxy materials on an annual basis.

One Year	Two Years	Three Years	Abstained
6,160,302	4,900	630,617	13,165

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Forvis Mazars, LLP to serve as the Company’s independent registered public accounting firm for 2025, based on the votes listed below.

For	Against	Abstained
7,371,778	155,233	23,335

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 22, 2025

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer